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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                 OCTOBER 4, 2002
                Date of Report (Date of earliest event reported)


                         THINKA WEIGHT-LOSS CORPORATION
             (Exact name of registrant as specified in its charter)



            NEVADA                   002-32673             98-0218912
            ------                   ---------             ----------
(State or other jurisdiction     (Commission File       (IRS Employer
     of incorporation)                 Number)          Identification No.)





3675 PECOS-MCLEOD, SUITE 1400
     LAS VEGAS, NEVADA                              89121
     -------------------                            -----
(Address of principal executive offices)          (Zip Code)



                                  800-297-4450
               Registrant's telephone number, including area code



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 1.  CHANGES  IN  CONTROL  OF  REGISTRANT

     None.


ITEM 2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

     None.


ITEM 3.  BANKRUPTCY  OR  RECEIVERSHIP

     None.


ITEM 4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     None.


ITEM 5.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE

The Registrant entered into an agreement dated October 4, 2002 (the "Agreement") to acquire from Flax-Flex Fabricators, Ltd. and Ron Robertson (the "Vendors") a total of 5,600,000 shares (the "Transworld Shares") of Transworld Benefits, Inc. ("Transworld") representing 100% of the issued and outstanding shares of Transworld. Under the terms of the Agreement the Registrant will issue at closing 4,500,000 restricted common shares to the Vendors in exchange for the Transworld Shares. Closing of the acquisition is subject to a number of conditions including completion of necessary financial statements and the Registrant completing a debt or equity financing to raise at least $500,000. Closing must take place within 90 days of the date of the agreement but may be earlier if all conditions of closing have been met. The Registrant also intends to change its name to reflect its new business direction as soon as possible following closing.

Transworld has developed a unique proprietary emergency travel assistance benefits package. Transworld's "Above and Beyond" service product, provides valuable assistance for travellers in cases of injury or death. As a major component of the service, Transworld will maintain exclusive relationships with a vast network of private executive aircraft. Target industries for Above and Beyond services include funeral, insurance travel and credit card providers, as well as private associations. Transworld is headquartered in Irvine, California.

Shareholders and employees of Transworld have also entered into an agreement dated for reference September 24, 2002 and executed October 7, 2002 (the "Share Transfer Agreement") for the purchase of 5,300,000 restricted common shares of the Registrant from Farline Venture Corporation and William Iny. Closing of the Share Transfer Agreement is subject to closing of the acquisition of the Transworld Shares described above.


ITEM 6.  RESIGNATIONS  OF  REGISTRANT'S  DIRECTORS

     None.


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ITEM 7.     FINANCIAL  STATEMENTS  AND  EXHIBITS

(a)     Financial  Statements  of  Business  Acquired.

        None.

(b)     Pro  forma  Financial  Information.

        None.

(c)     Exhibits.

Exhibit                          Description
-------     -----------------------------------------------------
 10.1       Share  Purchase  Agreement  dated  October  4,  2002.

 10.2 Agreement dated for reference September 24, 2002 among Flax-Flex Fabricators, Ltd., Ron Robertson, Farline Venture Corporation and William Iny.


ITEM 8.  CHANGE  IN  FISCAL  YEAR

     None.


ITEM 9.  REGULATION  FD  DISCLOSURE

     None.



                                       3

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           THINKA  WEIGHT-LOSS  CORPORATION

Date:  OCTOBER 4, 2002
              ---                          By:  /s/ Kathy Whyte
                                                ---------------------------
                                                KATHY WHYTE
                                                SECRETARY